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                                                                   EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-45056.



                                         ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
   March 4, 1997